UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

MICROVISION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
MICROVISION, INC. 2021 Annual Meeting Vote by May 25, 2021 11:59 PM ET

MICROVISION, INC. 6244 185TH AVE NE SUITE 100 REDMOND, WA 98052

D40913-P50755

You invested in MICROVISION, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 26, 2021.

Get informed before you vote

View the Combined Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends

1.	To elect the seven nominees for director named in the in the proxy statement. Nominees:
.	01) Simon Biddiscombe	04) Seval Oz	07) Brian Turner	For
	02) Robert P. Carlile	05) Sumit Sharma
	03) Judith Curran	06) Mark Spitzer

2.	To approve the proposed amendment to the 2020 MicroVision, Inc. Incentive Plan.			For

3.	To ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the current fiscal year.			For

4.	To hold a non-binding advisory vote on the compensation of the Company’s named executive officers.			For

NOTE: The Board of Directors recommends a vote FOR the election of seven nominees for director, a vote FOR the proposed amendment to the 2020 MicroVision, Inc. Incentive Plan, a vote FOR ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm, and a vote FOR the approval, on an advisory basis of the compensation of the Company’s named executive officers, as such information is disclosed in this Proxy Statement under the heading Executive Compensation (commonly referred to as say-on-pay).

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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